UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Patrick F. Quan
American Balanced Fund
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Balanced Fund®

[photo of crops - trees in the background]

Special feature

The benefits of a balanced approach to investing in today’s market

See page 6

Annual report for the year ended December 31, 2011

American Balanced Fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2012, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.67%. The fund’s distribution rate for Class A shares as of that date was 2.00%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[Begin Sidebar]
American Balanced Fund results*
(yearly returns through December 31)

	Value of	Income	Total
	principal	return	return†
1975 (from July 26)	2.4%	3.2%	5.6%
1976	20.0	6.0	26.0
1977	–4.5	5.2	0.7
1978	0.6	5.6	6.2
1979	1.6	6.0	7.6
1980	7.1	7.3	14.4
1981	–3.5	7.9	4.4
1982	20.8	8.6	29.4
1983	8.4	7.7	16.1
1984	2.2	7.2	9.4
1985	22.3	6.8	29.1
1986	10.9	6.0	16.9
1987	–2.3	6.3	4.0
1988	6.6	6.3	12.9
1989	14.9	6.6	21.5
1990	–7.3	5.7	–1.6
1991	18.6	6.1	24.7
1992	4.4	5.1	9.5
1993	6.3	5.0	11.3
1994	–4.2	4.5	0.3
1995	22.4	4.7	27.1
1996	9.2	4.0	13.2
1997	17.1	3.9	21.0
1998	7.5	3.6	11.1
1999	–0.1	3.6	3.5
2000	12.0	3.9	15.9
2001	4.5	3.7	8.2
2002	–9.0	2.7	–6.3
2003	20.2	2.6	22.8
2004	6.8	2.1	8.9
2005	0.9	2.2	3.1
2006	9.1	2.7	11.8
2007	3.8	2.8	6.6
2008	–28.5	2.8	–25.7
2009	18.1	3.0	21.1
2010	10.8	2.2	13.0
2011	1.6	2.2	3.8

Average annual total return:			10.6%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
† Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Sidebar]

Fellow investors:

U.S. stocks posted a small gain for 2011 after struggling most of the year with concerns about the global economy and debt problems in Europe and at home. U.S. bonds outshone stocks by a wide margin, as many investors moved into fixed-income investments.

Equities, as measured by Standard & Poor’s 500 Composite Index, had a 2.1% total return for the 12 months ended December 31, 2011. Investment-grade bonds, as measured by Barclays Capital U.S. Aggregate Index, gained 7.8%. American Balanced Fund (AMBAL) increased 3.8%, outpacing the 0.7% return of the Lipper Balanced Funds Index. The market indexes are unmanaged.

It was especially advantageous in 2011 for the fund to hold a well-chosen, diversified mix of high-quality equities and bonds. American Balanced Fund follows a policy of having between 50% and 75% invested in equities at all times. At the end of the year, the fund had 70% in equities, 28% in bonds and 2% in short-term securities including cash.

Over longer term periods, AMBAL has also done well compared with the fund’s benchmarks. For the 10 years ended December 31, 2011, the fund posted an average annual total return of 5.0% compared with 4.1% for the Lipper Balanced Funds Index. The positive total return over the last decade is noteworthy especially given the fact that this decade included two of the worst declines in history. Over the fund’s 36-year lifetime with Capital Research and Management Company, AMBAL had an average annual return of 10.6% compared with 9.9% by the Lipper Balanced Funds Index. For more details on the potential benefits of a balanced approach to investing, see our feature article on page 6.

Equities started the year continuing the rally that began in mid-2010 driven by strong U.S. corporate earnings and some signs of improvement in the American economy. But a confluence of negative events put pressure on equities globally beginning in April, and the S&P 500 registered five straight months of losses amid heightened uncertainty. The events included weather disruptions in the United States, natural disasters such as the Japanese earthquake and tsunami and the debt crises in Greece, Ireland, Portugal and Spain. Fiscal policy and political gridlock in the U.S. also unsettled investors.

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[Begin Sidebar]
In this report

Special feature
6	The benefits of a balanced approach to investing in today’s market

We find out why balanced funds remain one of the soundest mutual fund types.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

17	Financial statements

35	Board of trustees and other officers

About the cover: Harmony in nature exists with trees and crops in Clackamas County, Oregon.
[End Sidebar]

[photo of a row of trees]
Gross domestic growth remained positive, though its pace was tepid. Housing and employment data continued to disappoint for most of the year. The unemployment rate remained near 9% before dipping to 8.7% in November. Although private sector hiring accelerated, those gains were offset by losses in the government sector as municipalities and states laid off workers. Home prices continued to drift lower, although the pace of sales began to pick up. Other indicators, including purchasing manager surveys and consumer spending data, also began pointing to an upswing in the economy.

While the microeconomic backdrop was certainly challenging, the equity portion of the fund benefited from the selection of large-capitalization high-quality equities. Eight of the fund’s 10 largest holdings contributed positively. They included Philip Morris International (+34.1%), Home Depot (+19.9%), Chevron (+16.6%), Union Pacific (+14.3), Royal Dutch Shell (+14.0%), Boeing (+12.4%), American Express (+9.9%) and Merck (+4.6%). Two of the 10 largest stocks detracted from results. They were Wells Fargo (–11.1%) and Berkshire Hathaway (–4.7%).

The U.S. bond market, as measured by Barclays Capital, rose during the year on the back of sharp gains by U.S. Treasury bonds, which advanced 9.8%. Treasuries rallied because investors became concerned that problems in the European financial system could lead to a renewed global slowdown. The Federal Reserve intervened by making large-scale purchases of U.S. bonds, which helped long-term interest rates fall significantly. Investment-grade corporate bonds increased 8.1% and mortgage-backed securities rose 6.2%. AMBAL’s bond investments made a solid contribution to the results of the fund, and helped to reduce significantly the volatility of the fund.

As has been true since its inception, the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. We plan to continue to manage our portfolio in the same way during what may be an uncertain period for the global economy. We are confident that we can produce solid results over the long term based on our research-driven approach.

Cordially,

/s/ Gregory D. Johnson

Gregory D. Johnson
Vice Chairman of the Board
and Principal Executive Officer

February 8, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, the 60%/40% S&P/BC Index, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2011)

				Lipper	American
Total	U.S.	U.S.	60%/40%	Balanced	Balanced
returns (through December 31)	stocks	bonds	S&P/BC Index	Funds Index	Fund
1975 (from July 26)	3.1%	5.6%	4.2%	3.4%	5.6%
1976	23.9	15.6	20.7	26.0	26.0
1977	–7.2	3.0	–3.1	–0.7	0.7
1978	6.6	1.4	4.7	4.8	6.2
1979	18.6	1.9	11.8	14.7	7.6
1980	32.5	2.7	20.4	19.7	14.4
1981	–4.9	6.2	–0.5	1.9	4.4
1982	21.5	32.6	26.2	30.6	29.4
1983	22.6	8.4	16.8	17.4	16.1
1984	6.3	15.1	10.0	7.5	9.4
1985	31.7	22.1	27.9	29.8	29.1
1986	18.7	15.3	17.6	18.4	16.9
1987	5.3	2.8	5.6	4.1	4.0
1988	16.6	7.9	13.1	11.2	12.9
1989	31.6	14.5	24.7	19.7	21.5
1990	–3.1	9.0	1.8	0.7	–1.6
1991	30.4	16.0	24.7	25.8	24.7
1992	7.6	7.4	7.6	7.5	9.5
1993	10.1	9.7	10.0	12.0	11.3
1994	1.3	–2.9	–0.3	–2.0	0.3
1995	37.5	18.5	29.6	24.9	27.1
1996	22.9	3.6	15.0	13.1	13.2
1997	33.4	9.7	23.6	20.3	21.0
1998	28.6	8.7	21.0	15.1	11.1
1999	21.0	–0.8	12.0	9.0	3.5
2000	–9.1	11.6	–1.0	2.4	15.9
2001	–11.9	8.4	–3.7	–3.2	8.2
2002	–22.1	10.3	–9.8	–10.7	–6.3
2003	28.7	4.1	18.5	19.9	22.8
2004	10.9	4.3	8.3	9.0	8.9
2005	4.9	2.4	4.0	5.2	3.1
2006	15.8	4.3	11.1	11.6	11.8
2007	5.5	7.0	6.2	6.5	6.6
2008	–37.0	5.2	–22.1	–26.2	–25.7
2009	26.5	5.9	18.4	23.4	21.1
2010	15.1	6.5	12.1	11.9	13.0
2011	2.1	7.8	4.7	0.7	3.8

Average annual total returns	10.9%	8.4%	10.2%	9.9%	10.6%

Volatility	15.3	5.6	10.0	10.4	9.9

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays Capital U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2011.

As you can see, the investment grew to $372,947 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

[begin mountain chart]
DATE	American Balanced Fund with dividends reinvested	S&P 500 with dividends reinvested3	Barclays Capital U.S. Aggregate Index3,5	Lipper Balanced Funds Index4

Initial (7/25/75)	9,425	10,000	10,000	10,000
12/31/1975	9,948	10,314	10,558	10,340
12/31/1976	12,533	12,782	12,205	13,031
12/31/1977	12,620	11,867	12,576	12,938
12/31/1978	13,404	12,647	12,751	13,558
12/31/1979	14,427	15,001	12,997	15,548
12/31/1980	16,498	19,869	13,348	18,611
12/31/1981	17,224	18,891	14,182	18,957
12/31/1982	22,280	22,961	18,809	24,763
12/31/1983	25,869	28,140	20,381	29,081
12/31/1984	28,291	29,905	23,468	31,251
12/31/1985	36,527	39,393	28,655	40,574
12/31/1986	42,690	46,746	33,029	48,050
12/31/1987	44,406	49,200	33,940	50,033
12/31/1988	50,123	57,349	36,616	55,627
12/31/1989	60,915	75,489	41,936	66,584
12/31/1990	59,959	73,142	45,694	67,020
12/31/1991	74,765	95,378	53,006	84,330
12/31/1992	81,853	102,634	56,930	90,620
12/31/1993	91,080	112,956	62,480	101,451
12/31/1994	91,386	114,442	60,658	99,375
12/31/1995	116,179	157,396	71,864	124,107
12/31/1996	131,474	193,510	74,473	140,306
12/31/1997	159,131	258,048	81,662	168,784
12/31/1998	176,846	331,786	88,756	194,248
12/31/1999	182,974	401,589	88,027	211,685
12/31/2000	211,985	365,037	98,261	216,741
12/31/2001	229,339	321,685	106,558	209,726
12/31/2002	214,967	250,617	117,485	187,310
12/31/2003	264,029	322,463	122,307	224,652
12/31/2004	287,587	357,528	127,614	244,841
12/31/2005	296,549	375,070	130,713	257,566
12/31/2006	331,559	434,261	136,378	287,442
12/31/2007	353,427	458,102	145,879	306,204
12/31/2008	262,497	288,647	153,523	226,055
12/31/2009	317,839	365,056	162,628	278,844
12/31/2010	359,216	420,124	173,267	312,027
12/31/2011	372,947	428,892	186,854	314,335
[end mountain chart]

Average annual total return: 10.4%

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2011)*

	1 year	5 years	10 years

Class A shares	–2.13%	1.18%	4.36%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated March 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Year ended Dec. 31	1975	6	1976	1977	1978	1979	1980	1981	1982
Total value (dollars in thousands)
Dividends reinvested	$.3		.6	.7	.7	.8	1.1	1.3	1.5
Value at year-end1	$9.9		12.5	12.6	13.4	14.4	16.5	17.2	22.3
AMBAL total return	(0.5)%		26.0	0.7	6.2	7.6	14.4	4.4	29.4

Year ended Dec. 31	1983		1984	1985	1986	1987	1988	1989	1990
Total value (dollars in thousands)
Dividends reinvested	1.7		1.9	1.9	2.2	2.7	2.8	3.3	3.5
Value at year-end1	25.9		28.3	36.5	42.7	44.4	50.1	60.9	60.0
AMBAL total return	16.1		9.4	29.1	16.9	4.0	12.9	21.5	(1.6)

Year ended Dec. 31	1991		1992	1993	1994	1995	1996	1997	1998
Total value (dollars in thousands)
Dividends reinvested	3.7		3.8	4.1	4.1	4.3	4.7	5.2	5.8
Value at year-end1	74.8		81.9	91.1	91.4	116.2	131.5	159.1	176.8
AMBAL total return	24.7		9.5	11.3	0.3	27.1	13.2	21.0	11.1

Year ended Dec. 31	1999		2000	2001	2002	2003	2004	2005	2006
Total value (dollars in thousands)
Dividends reinvested	6.4		7.2	7.8	6.3	5.6	5.5	6.4	7.9
Value at year-end1	183.0		212.0	229.3	215.0	264.0	287.6	296.5	331.6
AMBAL total return	3.5		15.9	8.2	(6.3)	22.8	8.9	3.1	11.8

Year ended Dec. 31	2007		2008	2009	2010	2011
Total value (dollars in thousands)
Dividends reinvested	9.2		10.1	7.9	7.1	8.1
Value at year-end1	353.4		262.5	317.8	359.2	372.9
AMBAL total return	6.6		(25.7)	21.1	13.0	3.8

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3The indexes are unmanaged and, therefore, have no expenses.
4Results of the Lipper Balanced Funds Index do not reflect any sales charges.

5Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

6For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

The results shown are before taxes on fund distributions and sale of fund shares.

The benefits of a balanced approach to investing in today’s market

[photo of a row of trees]

[Begin Photo Caption]
[photo of Greg Johnson]
Greg Johnson
vice chairman of the fund
[End Photo Caption]

[Begin Photo Caption]
[photo of Gene Stein]
Gene Stein
portfolio counselor
[End Photo Caption]

As we look back at 2011 — one of the more volatile years in postwar stock market history — it seems a good time to consider why balanced funds continue to remain one of the soundest mutual fund types and how American Balanced Fund (AMBAL) strives to meet the needs of today’s investors.

“AMBAL offers investors the opportunity to balance the growth potential of equities with the income and stability of bonds,” says Gregory Johnson, vice chairman of the fund. “AMBAL also provides broad diversification and tends to be less volatile than many other mutual funds.”

Results over volatile periods show that the balanced approach of a mix of equities and bonds can produce better results than the stock market with less volatility and angst for shareholders. We met with AMBAL’s equity and fixed-income portfolio counselors and an investment analyst to find out how they work together to achieve their investment results and what investment opportunities they see in the year ahead. In addition to Greg Johnson, portfolio counselors Gene Stein, Dina Perry, Alan Berro and Jim Mulally, as well as investment analyst Anne-Marie Peterson are featured. Gene Stein and Jeff Lager are new portfolio counselors this year. One of the goals of our multiple portfolio management approach is to include in the fund a mix of portfolio counselors. They have a wide variety of investment styles and backgrounds.

It’s important to remember that the fund’s policy is to have between 50% and 75% of its assets in common stocks and the remainder in bonds and cash. “The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash,” Greg says. “The fund’s bond investments play an important role in dampening the fund’s volatility and provide current income for AMBAL.”

Greg, what types of companies do we choose for the fund’s investment portfolio?

While we primarily invest in U.S.-based companies, it is important to note that many of our equity investments have a significant portion of their revenue and profits that come from their operations outside the United States. We tend to focus on quality companies that allocate and return capital to their investors intelligently. Most of our companies pay dividends. By investing in these kinds of companies, we receive current income and growth of principal over time.

[Begin Photo Caption]
[photo of Dina Perry]
Dina Perry
portfolio counselor
[End Photo Caption]

Greg, how would you describe your investment style?

I’m a growth-oriented investor who likes to invest in large-capitalization global companies that have solid balance sheets and cash flow and are well-positioned competitively. I also pay a lot of attention to how companies allocate their capital and the quality of their management teams. I began at the Capital Group as an investment analyst who covered retail companies and restaurant chains. As you’ll see, many of my colleagues have quite different investment styles.

Gene, what is your investment style?

I am a value-oriented investor. I am very concerned about investing in any company that sells at a large premium to the market and, in particular, with a price/earnings ratio of over 20 times earnings. At that high valuation, too many things can go wrong. I like to invest in companies whose price has declined because they have a temporary problem, but it should be a problem that can be solved internally such as new management or some other internal improvement that will help the company return to its former profit margins. I like to invest in a broad range of industries.

[Begin Sidebar]
American Balanced Fund’s portfolio counselors

American Balanced Fund’s eight portfolio counselors have an average 28 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
Investment
Portfolio counselor	experience*
Hilda L. Applbaum	25
Alan N. Berro	26
Gregory D. Johnson	18
Jeffrey T. Lager	17
James R. Mulally	36
Dina N. Perry	34
John H. Smet	30
Eugene P. Stein	40

*Years of experience as of December 31, 2011.
[End Sidebar]

[photo of a grass path between two rows of trees]
[Begin Pull Quote]
“I do add exciting and interesting stocks, but AMBAL is not the fund for highly speculative companies.”
— Alan Berro
[End Pull Quote]

Are you finding any attractive companies in the current market?

Gene: Yes. U.S. companies are on average selling at price/earnings ratios of 12½ times earnings. That is historically a good time to invest, especially with the current lower interest rates. Every sector of the economy offers good opportunities. You can find them in industrial manufacturing, information technology, energy, health care and financial companies.

Dina, what is your investment style?

Dina: I would describe my style as “value/contrarian.” The U.S. economy is doing a lot better than most people expected. I think the growth rate is faster and more predictable at this point than in most other developed markets. On the other hand, I think Europe’s growth trajectory is really going to be very weak. Cyclicals in the U.S. are a large part of my investments, and continued growth should help them. I have invested in drug and technology companies and recently I have added food companies. These companies with their stable growth rates should do well in a softer economic environment. I continue to find equities with a higher yield than 2% attractive, especially as compared to bonds.

[Begin Photo Caption]
[photo of Alan N. Berro]
Alan N. Berro
Portfolio counselor
[End Photo Caption]

Alan: As an equity manager, I try to run my portion of the fund as a high-quality growth and income fund. I own dividend-paying stocks, well-established companies with proven records. My holdings include AT&T, Microsoft, Dow Chemical and Proctor & Gamble. Those are all household names. They are in leadership positions in their industries. My companies have a yield that is somewhat above the stock market yield. I do add exciting and interesting stocks, but AMBAL is not the fund for highly speculative companies.

[Begin Photo Caption]
[photo of Anne-Marie Peterson]
Anne-Marie Peterson
investment analyst
[End Photo Caption]

[Begin Photo Caption]
[photo of Jim Mulally]
Jim Mulally
portfolio counselor
[End Photo Caption]

How do you decide when to invest in these household-name stocks?

Alan: AMBAL companies offer clearly differentiated products that improve people’s lives. We have many investment analysts identifying these companies. It’s our job as portfolio counselors to buy these companies when they are out of favor and something has gone wrong. We bring a different time horizon to the investment equation. If the price falls too much, this can create an opportunity to increase our investment. We get paid to go against the crowd. I bought more of a large software company recently after it had reported disappointing earnings in November. I owned it and I still like it. As I saw it, the stock just went on sale, it’s 10% off and I want to increase my position. Most investors think of investing for the next three to five months where we invest for the next three to five years.

Anne-Marie, how do you cover your retail and restaurant companies as an investment analyst?

My job is like trying to figure out a giant puzzle with many moving parts. Currently, my important holdings include Home Depot and Costco. First, I meet with all of the chief executive officers of the companies I cover. I also talk to middle-level people as well as suppliers, vendors and consultants. I personally visit restaurants and retail stores to see if what executives tell me in meetings is actually going on in the stores. Describing a new plan is one thing and executing it is quite another. I have also built up a network of friends and associates at Capital’s many offices overseas. They try out new restaurant products and report back to me.

What stands out to you about your investment in Home Depot?

Home Depot has built a strong customer service-oriented store culture. It has become the second largest retail business in the nation. The home repair company has increased its payout ratio to 50% and increased its dividend by 16% in November.

Jim, why did the fund’s bond investments do so well in 2011?

U.S. Treasury bonds, usually thought of as the safest investment, turned out to be the best investment of 2011. Because of the continuing uncertainty over the European debt situation, the relative security of U.S. bonds became attractive to investors. U.S. Treasury bonds did over 3% better than mortgage-backed bonds and nearly 2% better than corporate bonds (of similar maturities). Investors had overestimated how weak the U.S. economy was. At the end of the year, the AMBAL fixed-income portfolio was 32% in U.S. Treasury and other government obligations, 34% in mortgage- and asset-backed bonds and 34% in corporate bonds. Six months ago as of June 30, the fixed-income portfolio was 35% in U.S. Treasury and other government obligations, 36% in mortgage-backed and asset-backed bonds and 29% in corporate bonds. ■

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Above-average returns with less volatility

The table below recaps AMBAL’s history since 1975 under CRMC’s management. As you can see, the fund has had a slightly higher average annual total return than both the 60%/40% S&P/BC Index and the Lipper Balanced Funds Index with lower volatility. Further, its annualized return was within 0.3% of the S&P 500 with only about two-thirds of the market’s volatility. The detail of all these data points may be found on page 3.

For the period July 26, 1975, to December 31, 2011

[begin scatter chart]
	S&P 500 Index	Barclays Capital U.S. Aggregate Index	Lipper Balanced Funds Index	American Balanced Fund	60%/40% S&P/BC Index
Total Returns
Avg. Annual Compound Returns (7/26/75 - 12/31/11	10.9%	8.4%	9.9%	10.6%	10.2%
Volatility (7/26/75-12/31/11	15.3	5.6	10.4	9.9	10.0
[end scatter chart]

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays Capital U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

The market indexes are unmanaged and, therefore, have no expenses.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

Summary investment portfolio     December 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	(percent of net assets)
Common stocks	70%
Fixed-income securities	28
Short-term securities & other assets less liabilities	2
[end pie chart]

			Percent
		Value	of net
Common stocks - 69.73%	Shares	(000)	assets

Financials - 10.80%
Wells Fargo & Co.	45,386,600	$1,250,855	2.53%
Berkshire Hathaway Inc., Class A (1)	8,039	922,515	1.87
American Express Co.	16,224,000	765,286	1.55
Goldman Sachs Group, Inc.	8,196,700	741,228	1.50
ACE Ltd.	4,470,000	313,436	.63
Other securities		1,341,783	2.72
		5,335,103	10.80

Industrials - 9.61%
Union Pacific Corp.	9,210,000	975,707	1.98
Boeing Co.	11,675,000	856,361	1.73
Lockheed Martin Corp.	7,223,956	584,418	1.18
General Electric Co.	25,100,000	449,541	.91
Deere & Co.	5,640,000	436,254	.89
Parker Hannifin Corp.	4,100,000	312,625	.63
Other securities		1,132,302	2.29
		4,747,208	9.61

Information technology - 9.22%
Apple Inc. (1)	1,550,000	627,750	1.27
Oracle Corp.	24,031,391	616,405	1.25
Microsoft Corp.	23,705,700	615,400	1.24
Texas Instruments Inc.	17,525,000	510,153	1.03
Google Inc., Class A (1)	645,000	416,605	.84
TE Connectivity Ltd.	10,380,000	319,808	.65
Other securities		1,452,426	2.94
		4,558,547	9.22

Energy - 9.09%
Chevron Corp.	13,737,000	1,461,617	2.96
Royal Dutch Shell PLC, Class B (ADR)	15,947,360	1,212,159	2.45
ConocoPhillips	4,200,000	306,054	.62
Other securities		1,513,909	3.06
		4,493,739	9.09

Consumer discretionary - 8.01%
Home Depot, Inc.	23,655,000	994,456	2.01
Comcast Corp., Class A	22,435,000	531,934	1.08
Amazon.com, Inc. (1)	2,920,000	505,452	1.02
McDonald's Corp.	3,435,000	344,634	.70
Other securities		1,580,631	3.20
		3,957,107	8.01

Consumer staples - 7.40%
Philip Morris International Inc.	14,420,000	1,131,682	2.29
Costco Wholesale Corp.	8,757,326	729,660	1.48
Procter & Gamble Co.	5,998,000	400,127	.81
Kraft Foods Inc., Class A	10,622,000	396,838	.80
Nestlé SA	5,000,000	287,448
Nestlé SA (ADR)	1,500,000	86,565	.76
PepsiCo, Inc.	3,770,000	250,140	.51
Other securities		372,586	.75
		3,655,046	7.40

Health care - 6.86%
Merck & Co., Inc.	23,174,575	873,682	1.77
Bristol-Myers Squibb Co.	21,630,000	762,241	1.54
UnitedHealth Group Inc.	7,550,000	382,634	.77
Cardinal Health, Inc.	8,115,000	329,550	.67
Pfizer Inc	14,250,000	308,370	.62
Johnson & Johnson	3,895,000	255,434	.52
Other securities		479,532	.97
		3,391,443	6.86

Materials - 4.16%
Dow Chemical Co.	16,980,000	488,345	.99
Potash Corp. of Saskatchewan Inc.	11,181,860	461,587	.93
E.I. du Pont de Nemours and Co.	8,250,000	377,685	.77
Other securities		726,921	1.47
		2,054,538	4.16

Telecommunication services - 1.83%
AT&T Inc.	10,420,000	315,101	.64
Verizon Communications Inc.	7,415,000	297,490	.60
American Tower Corp.	4,850,000	291,048	.59
		903,639	1.83

Utilities - 1.63%
PG&E Corp.	7,660,000	315,745	.64
Other securities		490,958	.99
		806,703	1.63

Miscellaneous - 1.12%
Other common stocks in initial period of acquisition		552,543	1.12

Total common stocks (cost: $27,635,669,000)		34,455,616	69.73

	Principal		Percent
	amount	Value	of net
Bonds & notes - 27.68%	(000)	(000)	assets

Corporate bonds & notes - 9.35%
Financials - 3.42%
Goldman Sachs Group, Inc. 3.625%-5.25% 2016-2021	92,500	89,670	.18
Wells Fargo & Co. 2.625%-4.60% 2016-2021	74,500	79,325	.16
American Express Bank 5.50% 2013	21,300	22,273
American Express Co. 6.15% 2017	22,800	26,113	.10
Berkshire Hathaway Inc. 2.20% 2016	23,000	23,707	.05
Other securities		1,449,109	2.93
		1,690,197	3.42

Telecommunication services - 0.99%
BellSouth Capital Funding Corp. 7.875% 2030	51,500	69,362
AT&T Inc. 2.40%-5.35% 2013-2040	41,250	43,219
SBC Communications Inc. 5.10%-6.45% 2014-2034	79,300	92,630	.42
Other securities		282,228	.57
		487,439	.99

Consumer discretionary - 0.79%
Comcast Corp. 5.30%-6.95% 2014-2037	71,000	85,131	.17
Home Depot, Inc. 4.40%-5.95% 2021-2041	30,000	36,327	.07
Other securities		271,528	.55
		392,986	.79

Industrials - 0.76%

General Electric Corp. 5.25% 2017	17,270	19,853
General Electric Capital Corp. 1.014%-6.00% 2014-2021 (2)	110,805	113,033	.27
Union Pacific Corp. 5.70%-5.75% 2017-2018	33,475	39,726	.08
Other securities		201,987	.41
		374,599	.76

Energy - 0.76%
Shell International Finance BV 1.875% 2013	16,500	16,814	.04
Other securities		357,191	.72
		374,005	.76

Materials - 0.55%
Dow Chemical Co. 7.60% 2014	18,250	20,651
Rohm and Haas Co. 6.00% 2017	17,445	19,864	.08
Other securities		232,255	.47
		272,770	.55

Mortgage-backed obligations (3) - 9.26%
Fannie Mae 0%-11.512% 2012-2047 (2)	$2,852,591	3,047,756	6.17
Freddie Mac 0%-6.925% 2023-2041 (2)	392,108	417,081	.85
Other securities		1,108,811	2.24
		4,573,648	9.26

Other corporate bonds & notes - 2.08%
Other securities		1,026,128	2.08

Total corporate bonds & notes		4,618,124	9.35

Bonds & notes of U.S. government & government agencies - 8.58%
U.S. Treasury:
2.75% 2013	291,500	304,804
3.375% 2013	333,500	350,095
4.25% 2013	245,335	261,272
6.25% 2023	455,500	652,271
4.625% 2040	242,470	326,595
0.626%-5.25% 2012-2041 (4)	1,901,118	2,114,520	8.11
Freddie Mac 1.75% 2015	83,000	85,869	.17
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	27,500	27,743	.05
Fannie Mae 6.25% 2029	8,000	11,288	.03
Other securities		108,024	.22
		4,242,481	8.58

Other - 0.49%
Other securities		245,146	.49

Total bonds & notes (cost: $12,844,531,000)		13,679,399	27.68

	Principal		Percent
	amount	Value	of net
Short-term securities - 3.50%	(000)	(000)	assets

Freddie Mac 0.07%-0.15% due 1/17-8/21/2012	$550,475	550,414	1.11
Fannie Mae 0.025%-0.23% due 1/3-5/21/2012	340,300	340,253	.69
Variable Funding Capital Company LLC 0.25% due 1/25/2012 (5)	35,000	34,993	.07
U.S. Treasury Bills 0.04%-0.258% due 1/12/2012	19,980	19,980	.04
Other securities		783,634	1.59

Total short-term securities (cost: $1,729,125,000)		1,729,274	3.50

Total investment securities (cost: $42,209,325,000)		49,864,289	100.91
Other assets less liabilities		(449,800)	(.91)

Net assets		$49,414,489	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $147,192,000, which represented .30% of the net assets of the fund. This amount includes $128,843,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Index-linked bond whose principal amount moves with a government price index.
(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,658,852,000, which represented 3.36% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $42,209,325)		$49,864,289
Cash		125
Receivables for:
Sales of fund's shares	$81,148
Dividends and interest	182,160	263,308
		50,127,722
Liabilities:
Payables for:
Purchases of investments	505,519
Repurchases of fund's shares	172,479
Investment advisory services	10,073
Services provided by related parties	21,555
Trustees' deferred compensation	2,829
Other	778	713,233
Net assets at December 31, 2011		$49,414,489

Net assets consist of:
Capital paid in on shares of beneficial interest		$45,699,492
Undistributed net investment income		54,645
Accumulated net realized loss		(3,994,528)
Net unrealized appreciation		7,654,880
Net assets at December 31, 2011		$49,414,489

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (2,715,624 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$30,715,593	1,686,492	$18.21
Class B	1,745,339	96,114	18.16
Class C	4,247,324	234,245	18.13
Class F-1	1,013,870	55,683	18.21
Class F-2	277,165	15,223	18.21
Class 529-A	1,751,103	96,264	18.19
Class 529-B	179,854	9,885	18.19
Class 529-C	606,894	33,373	18.19
Class 529-E	98,473	5,416	18.18
Class 529-F-1	61,104	3,361	18.18
Class R-1	125,942	6,952	18.12
Class R-2	1,078,721	59,509	18.13
Class R-3	2,331,258	128,495	18.14
Class R-4	2,152,051	118,311	18.19
Class R-5	1,544,261	84,743	18.22
Class R-6	1,485,537	81,558	18.21

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,377)	$783,110
Interest	523,461	$1,306,571

Fees and expenses*:
Investment advisory services	121,350
Distribution services	182,738
Transfer agent services	42,807
Administrative services	30,064
Reports to shareholders	2,393
Registration statement and prospectus	762
Trustees' compensation	458
Auditing and legal	133
Custodian	278
Other	2,214	383,197
Net investment income		923,374

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments	1,067,910
Currency transactions	(221)	1,067,689
Net unrealized depreciation on:
Investments	(150,405)
Currency translations	(84)	(150,489)
Net realized gain and unrealized depreciation
on investments and currency		917,200
Net increase in net assets resulting
from operations		$1,840,574

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended December 31
	2011	2010
Operations:
Net investment income	$923,374	$1,088,234
Net realized gain on investments and currency transactions	1,067,689	901,876
Net unrealized (depreciation) appreciation on investments and currency translations	(150,489)	3,853,849
Net increase in net assets resulting from operations	1,840,574	5,843,959

Dividends paid to shareholders from net investment income	(1,032,748)	(959,212)

Net capital share transactions	(1,924,854)	(2,173,629)

Total (decrease) increase in net assets	(1,117,028)	2,711,118

Net assets:
Beginning of year	50,531,517	47,820,399
End of year (including undistributed
net investment income: $54,645 and $155,196, respectively)	$49,414,489	$50,531,517

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Balanced Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$5,335,103	$-		$-	$5,335,103
Industrials	4,747,208	-		-	4,747,208
Information technology	4,429,704	128,843	(1)	-	4,558,547
Energy	4,493,739	-		-	4,493,739
Consumer discretionary	3,957,107	-		-	3,957,107
Consumer staples	3,655,046	-		-	3,655,046
Health care	3,391,443	-		-	3,391,443
Materials	2,054,538	-		-	2,054,538
Telecommunication services	903,639	-		-	903,639
Utilities	806,703	-		-	806,703
Miscellaneous	552,543	-		-	552,543
Bonds & notes:
Corporate bonds & notes	-	4,618,124		-	4,618,124
Mortgage-backed obligations	-	4,555,299		18,349	4,573,648
Bonds & notes of U.S. government & government agencies	-	4,242,481		-	4,242,481
Other	-	245,146		-	245,146
Short-term securities	-	1,729,274		-	1,729,274
Total	$34,326,773	$15,519,167		$18,349	$49,864,289

(1)Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $128,843,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended December 31, 2011 (dollars in thousands):

	Beginning value at 1/1/2011	Transfers into Level 3(2)	Sales	Net realized loss(3)	Unrealized depreciation(3)	Ending value at 12/31/2011
Investment securities	$20,390	$17,839	$(18,356)	$(281)	$(1,243)	$18,349

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2011 (dollars in thousands)(3):						$(416)

(2)Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(3)Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developmentr instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities for tax years before 2007.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2011, the fund reclassified $8,967,000 from accumulated net realized loss to undistributed net investment income and $144,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$57,731
Capital loss carryforward expiring 2017*	(3,867,615)
Post-October capital loss deferral†	(20,625)
Gross unrealized appreciation on investment securities	9,104,795
Gross unrealized depreciation on investment securities	(1,556,434)
Net unrealized appreciation on investment securities	7,548,361
Cost of investment securities	42,315,928

*Reflects the utilization of capital loss carryforward of $1,097,701,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended December 31, 2011	Year ended December 31, 2010
Class A	$683,562	$642,622
Class B	29,810	38,561
Class C	62,169	59,537
Class F-1	20,555	18,620
Class F-2	6,282	4,485
Class 529-A	35,963	29,590
Class 529-B	2,703	3,310
Class 529-C	8,089	7,021
Class 529-E	1,794	1,526
Class 529-F-1	1,370	1,146
Class R-1	1,858	1,783
Class R-2	16,070	14,920
Class R-3	44,622	42,027
Class R-4	46,169	41,065
Class R-5	36,957	34,233
Class R-6	34,775	18,766
Total	$1,032,748	$959,212

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2011, the investment advisory services fee was $121,350,000, which was equivalent to an annualized rate of 0.241% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described in the administrative services paragraph below.

On December 1, 2011, the board of trustees approved an amended shareholder services agreement with AFS effective January 1, 2012. The amended agreement covers the transfer agent services described above and is applicable to all share classes. AFS may use these fees to compensate third parties for performing these services. Beginning January 1, 2012, transfer agent services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement described in the administrative services paragraph below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The current agreement also provides for certain transfer agent and recordkeeping services. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

On December 1, 2011, the board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. The amended agreement covers the administrative services described on the previous page and calls for each share class, except Class B, to pay CRMC annual fees of 0.05% (0.01% for Class A) based on its respective average daily net assets to compensate CRMC for administrative services. Transfer agent and recordkeeping services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement. Beginning January 1, 2012, transfer agent and recordkeeping services for all share classes will be paid to AFS through the shareholder services agreement described in the transfer agent services section on the previous page.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended December 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$74,768	$40,144	Not applicable	Not applicable	Not applicable
Class B	21,648	2,663	Not applicable	Not applicable	Not applicable
Class C	44,730	Included in administrative services	$6,587	$993	Not applicable
Class F-1	2,320		1,206	51	Not applicable
Class F-2	Not applicable		386	11	Not applicable
Class 529-A	3,709		1,870	307	$1,686
Class 529-B	2,123		234	62	212
Class 529-C	6,008		667	150	603
Class 529-E	484		96	17	97
Class 529-F-1	-		64	11	58
Class R-1	1,317		174	26	Not applicable
Class R-2	8,390		1,659	2,650	Not applicable
Class R-3	11,949		3,560	1,254	Not applicable
Class R-4	5,292		3,153	36	Not applicable
Class R-5	Not applicable		1,489	9	Not applicable
Class R-6	Not applicable		681	5	Not applicable
Total	$182,738	$42,807	$21,826	$5,582	$2,656

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $458,000, shown on the accompanying financial statements, includes $335,000 in current fees (either paid in cash or deferred) and a net increase of $123,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2011
Class A	$4,223,895	231,805	$663,135	36,593	$(6,085,463)	(333,848)	$(1,198,433)	(65,450)
Class B	50,910	2,801	29,043	1,604	(947,064)	(52,262)	(867,111)	(47,857)
Class C	510,355	28,097	59,584	3,300	(968,478)	(53,503)	(398,539)	(22,106)
Class F-1	333,652	18,400	19,875	1,097	(250,726)	(13,764)	102,801	5,733
Class F-2	113,096	6,191	5,401	299	(72,215)	(3,978)	46,282	2,512
Class 529-A	324,687	17,841	35,952	1,987	(223,405)	(12,285)	137,234	7,543
Class 529-B	8,599	472	2,701	149	(79,212)	(4,365)	(67,912)	(3,744)
Class 529-C	107,912	5,932	8,086	446	(100,915)	(5,556)	15,083	822
Class 529-E	17,915	985	1,794	99	(15,145)	(835)	4,564	249
Class 529-F-1	14,927	817	1,370	76	(13,573)	(742)	2,724	151
Class R-1	30,531	1,691	1,853	103	(44,023)	(2,428)	(11,639)	(634)
Class R-2	294,617	16,251	16,060	890	(377,220)	(20,830)	(66,543)	(3,689)
Class R-3	567,426	31,306	44,594	2,469	(727,831)	(40,079)	(115,811)	(6,304)
Class R-4	664,130	36,562	46,159	2,550	(600,219)	(32,894)	110,070	6,218
Class R-5	395,594	21,673	36,954	2,038	(457,935)	(25,097)	(25,387)	(1,386)
Class R-6	511,243	27,945	34,770	1,920	(138,250)	(7,565)	407,763	22,300
Total net increase
(decrease)	$8,169,489	448,769	$1,007,331	55,620	$(11,101,674)	(610,031)	$(1,924,854)	(105,642)

Year ended December 31, 2010
Class A	$4,166,008	249,273	$619,160	37,146	$(6,092,729)	(364,893)	$(1,307,561)	(78,474)
Class B	65,367	3,927	37,144	2,243	(1,107,951)	(66,736)	(1,005,440)	(60,566)
Class C	516,589	31,043	56,464	3,405	(870,586)	(52,496)	(297,533)	(18,048)
Class F-1	198,682	11,915	17,458	1,048	(293,849)	(17,642)	(77,709)	(4,679)
Class F-2	101,541	6,079	3,737	224	(62,044)	(3,736)	43,234	2,567
Class 529-A	294,964	17,634	29,578	1,774	(173,539)	(10,403)	151,003	9,005
Class 529-B	8,942	538	3,309	199	(78,240)	(4,683)	(65,989)	(3,946)
Class 529-C	104,832	6,282	7,018	422	(91,127)	(5,477)	20,723	1,227
Class 529-E	15,354	917	1,526	92	(12,903)	(775)	3,977	234
Class 529-F-1	15,751	941	1,145	69	(7,015)	(420)	9,881	590
Class R-1	37,708	2,271	1,779	107	(36,988)	(2,216)	2,499	162
Class R-2	286,839	17,281	14,908	899	(336,868)	(20,271)	(35,121)	(2,091)
Class R-3	519,370	31,278	42,007	2,530	(712,888)	(42,990)	(151,511)	(9,182)
Class R-4	590,296	35,449	41,059	2,466	(557,696)	(33,050)	73,659	4,865
Class R-5	378,814	22,620	34,230	2,052	(341,409)	(20,656)	71,635	4,016
Class R-6	524,170	31,091	18,756	1,121	(152,302)	(9,314)	390,624	22,898
Total net increase
(decrease)	$7,825,227	468,539	$929,278	55,797	$(10,928,134)	(655,758)	$(2,173,629)	(131,422)

*Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,972,449,000 and $19,210,590,000, respectively, during the year ended December 31, 2011.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(2)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(2)(4)
Class A:
Year ended 12/31/2011	$17.93	$.36	$.32	$.68	$(.40)	$-	$(.40)	$18.21	3.82%	$30,716	.62%	.62%	1.97%
Year ended 12/31/2010	16.21	.40	1.68	2.08	(.36)	-	(.36)	17.93	13.02	31,409	.63	.63	2.42
Year ended 12/31/2009	13.78	.40	2.44	2.84	(.41)	-	(.41)	16.21	21.08	29,675	.67	.67	2.80
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	26,972	.61	.59	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.60	37,999	.60	.58	2.68
Class B:
Year ended 12/31/2011	17.87	.22	.33	.55	(.26)	-	(.26)	18.16	3.08	1,745	1.38	1.38	1.21
Year ended 12/31/2010	16.16	.28	1.66	1.94	(.23)	-	(.23)	17.87	12.12	2,573	1.38	1.38	1.66
Year ended 12/31/2009	13.73	.29	2.44	2.73	(.30)	-	(.30)	16.16	20.24	3,305	1.43	1.43	2.06
Year ended 12/31/2008	19.25	.37	(5.34)	(4.97)	(.41)	(.14)	(.55)	13.73	(26.33)	3,455	1.38	1.35	2.18
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Class C:
Year ended 12/31/2011	17.85	.21	.32	.53	(.25)	-	(.25)	18.13	3.00	4,247	1.42	1.42	1.17
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	-	(.23)	17.85	12.11	4,576	1.43	1.43	1.61
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.16	4,429	1.45	1.45	2.02
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	4,128	1.42	1.40	2.14
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Class F-1:
Year ended 12/31/2011	17.92	.36	.33	.69	(.40)	-	(.40)	18.21	3.87	1,014	.63	.63	1.96
Year ended 12/31/2010	16.21	.40	1.67	2.07	(.36)	-	(.36)	17.92	12.95	895	.63	.63	2.41
Year ended 12/31/2009	13.78	.41	2.44	2.85	(.42)	-	(.42)	16.21	21.13	885	.64	.64	2.85
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	946	.61	.58	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374	.59	.57	2.69
Class F-2:
Year ended 12/31/2011	17.92	.40	.33	.73	(.44)	-	(.44)	18.21	4.12	277	.40	.40	2.19
Year ended 12/31/2010	16.21	.44	1.67	2.11	(.40)	-	(.40)	17.92	13.21	228	.40	.40	2.63
Year ended 12/31/2009	13.78	.43	2.45	2.88	(.45)	-	(.45)	16.21	21.41	164	.41	.41	2.87
Period from 8/5/2008 to 12/31/2008(5)	17.44	.21	(3.59)	(3.38)	(.28)	-	(.28)	13.78	(19.51)	39	.17	.16	1.45
Class 529-A:
Year ended 12/31/2011	17.91	.34	.33	.67	(.39)	-	(.39)	18.19	3.75	1,751	.70	.70	1.89
Year ended 12/31/2010	16.19	.39	1.68	2.07	(.35)	-	(.35)	17.91	12.97	1,589	.69	.69	2.35
Year ended 12/31/2009	13.77	.39	2.43	2.82	(.40)	-	(.40)	16.19	20.97	1,291	.73	.73	2.73
Year ended 12/31/2008	19.29	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.77	(25.76)	1,030	.68	.65	2.90
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323	.68	.66	2.60
Class 529-B:
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	-	(.24)	18.19	2.95	180	1.49	1.49	1.09
Year ended 12/31/2010	16.19	.26	1.66	1.92	(.21)	-	(.21)	17.90	11.99	244	1.48	1.48	1.56
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.09	284	1.53	1.53	1.95
Year ended 12/31/2008	19.28	.35	(5.34)	(4.99)	(.39)	(.14)	(.53)	13.76	(26.36)	251	1.48	1.46	2.09
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Class 529-C:
Year ended 12/31/2011	17.90	.20	.33	.53	(.24)	-	(.24)	18.19	3.00	607	1.48	1.48	1.11
Year ended 12/31/2010	16.19	.26	1.67	1.93	(.22)	-	(.22)	17.90	12.03	583	1.48	1.48	1.57
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.10	507	1.52	1.52	1.94
Year ended 12/31/2008	19.29	.35	(5.35)	(5.00)	(.39)	(.14)	(.53)	13.76	(26.40)	420	1.48	1.45	2.09
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Class 529-E:
Year ended 12/31/2011	17.90	.30	.32	.62	(.34)	-	(.34)	18.18	3.47	98	.97	.97	1.62
Year ended 12/31/2010	16.19	.35	1.66	2.01	(.30)	-	(.30)	17.90	12.59	92	.97	.97	2.07
Year ended 12/31/2009	13.76	.35	2.44	2.79	(.36)	-	(.36)	16.19	20.71	80	1.02	1.02	2.45
Year ended 12/31/2008	19.28	.44	(5.34)	(4.90)	(.48)	(.14)	(.62)	13.76	(25.99)	65	.97	.95	2.60
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84	.96	.94	2.32

Class 529-F-1:
Year ended 12/31/2011	$17.90	$.38	$.33	$.71	$(.43)	$-	$(.43)	$18.18	3.98%	$61	.48%	.48%	2.11%
Year ended 12/31/2010	16.19	.43	1.67	2.10	(.39)	-	(.39)	17.90	13.15	57	.47	.47	2.57
Year ended 12/31/2009	13.76	.42	2.44	2.86	(.43)	-	(.43)	16.19	21.31	42	.52	.52	2.93
Year ended 12/31/2008	19.28	.52	(5.34)	(4.82)	(.56)	(.14)	(.70)	13.76	(25.61)	31	.47	.45	3.11
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36	.46	.44	2.82
Class R-1:
Year ended 12/31/2011	17.83	.22	.33	.55	(.26)	-	(.26)	18.12	3.09	126	1.40	1.40	1.19
Year ended 12/31/2010	16.13	.27	1.66	1.93	(.23)	-	(.23)	17.83	12.10	135	1.40	1.40	1.65
Year ended 12/31/2009	13.71	.29	2.43	2.72	(.30)	-	(.30)	16.13	20.22	120	1.43	1.43	2.03
Year ended 12/31/2008	19.22	.37	(5.33)	(4.96)	(.41)	(.14)	(.55)	13.71	(26.30)	89	1.38	1.35	2.21
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Class R-2:
Year ended 12/31/2011	17.85	.22	.32	.54	(.26)	-	(.26)	18.13	3.05	1,079	1.38	1.38	1.21
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	-	(.23)	17.85	12.14	1,128	1.40	1.40	1.64
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.14	1,054	1.47	1.47	1.99
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	855	1.42	1.39	2.15
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Class R-3:
Year ended 12/31/2011	17.86	.30	.32	.62	(.34)	-	(.34)	18.14	3.50	2,331	.95	.95	1.64
Year ended 12/31/2010	16.15	.35	1.67	2.02	(.31)	-	(.31)	17.86	12.64	2,408	.94	.94	2.10
Year ended 12/31/2009	13.73	.36	2.43	2.79	(.37)	-	(.37)	16.15	20.73	2,326	.97	.97	2.49
Year ended 12/31/2008	19.24	.45	(5.33)	(4.88)	(.49)	(.14)	(.63)	13.73	(25.94)	1,959	.90	.87	2.65
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301	.92	.90	2.36
Class R-4:
Year ended 12/31/2011	17.91	.35	.33	.68	(.40)	-	(.40)	18.19	3.80	2,152	.65	.65	1.94
Year ended 12/31/2010	16.19	.40	1.68	2.08	(.36)	-	(.36)	17.91	13.01	2,007	.65	.65	2.39
Year ended 12/31/2009	13.76	.40	2.44	2.84	(.41)	-	(.41)	16.19	21.09	1,736	.67	.67	2.75
Year ended 12/31/2008	19.28	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.76	(25.75)	1,395	.65	.62	2.92
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865	.65	.62	2.64
Class R-5:
Year ended 12/31/2011	17.94	.41	.32	.73	(.45)	-	(.45)	18.22	4.11	1,544	.35	.35	2.24
Year ended 12/31/2010	16.22	.45	1.68	2.13	(.41)	-	(.41)	17.94	13.32	1,545	.35	.35	2.69
Year ended 12/31/2009	13.79	.45	2.43	2.88	(.45)	-	(.45)	16.22	21.44	1,332	.37	.37	3.19
Year ended 12/31/2008	19.32	.54	(5.35)	(4.81)	(.58)	(.14)	(.72)	13.79	(25.52)	1,418	.35	.33	3.28
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957	.35	.33	2.94
Class R-6:
Year ended 12/31/2011	17.93	.42	.32	.74	(.46)	-	(.46)	18.21	4.16	1,486	.30	.30	2.30
Year ended 12/31/2010	16.21	.46	1.67	2.13	(.41)	-	(.41)	17.93	13.38	1,063	.30	.30	2.75
Period from 5/1/2009 to 12/31/2009(5)	13.64	.30	2.61	2.91	(.34)	-	(.34)	16.21	21.52	590	.33 (6)	.33 (6)	2.94 (6)

	Year ended December 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	47%	37%	46%	41%	35%

(1)Based on average shares outstanding.
(2)For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .25 percentage points, respectively. The impact to the other share classes would have been similar.

(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2012

Other share class results
unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–1.92%	1.26%	4.35%
Not reflecting CDSC	3.08	1.62	4.35

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	2.00	1.57	4.14
Not reflecting CDSC	3.00	1.57	4.14

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	3.87	2.39	4.98

Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	4.12	—	4.24

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–2.20	1.10	4.38
Not reflecting maximum sales charge	3.75	2.31	5.01

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–2.05	1.13	4.30
Not reflecting CDSC	2.95	1.50	4.30

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	2.00	1.52	4.30
Not reflecting CDSC	3.00	1.52	4.30

Class 529-E shares3,4 — first sold 3/5/02	3.47	2.02	4.41

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	3.98	2.53	6.45

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Expense example
                  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2011, through December 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$986.87	$3.10	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	983.33	6.90	1.38
Class B -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C -- actual return	1,000.00	982.77	7.10	1.42
Class C -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 -- actual return	1,000.00	987.36	3.21	.64
Class F-1 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 -- actual return	1,000.00	988.51	2.00	.40
Class F-2 -- assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A -- actual return	1,000.00	986.43	3.55	.71
Class 529-A -- assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B -- actual return	1,000.00	982.73	7.50	1.50
Class 529-B -- assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class 529-C -- actual return	1,000.00	983.01	7.45	1.49
Class 529-C -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E -- actual return	1,000.00	985.10	4.85	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	987.52	2.45	.49
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.74	2.50	.49
Class R-1 -- actual return	1,000.00	983.35	7.00	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	983.48	6.95	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 -- actual return	1,000.00	985.13	4.75	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 -- actual return	1,000.00	986.72	3.25	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	988.23	1.75	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 -- actual return	1,000.00	988.49	1.50	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.69	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
             unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2011:

Qualified dividend income	$786,652,000
Corporate dividends received deduction	$678,072,000
U.S. government income that may be exempt from state taxation	$109,988,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Vanessa C. L. Chang, 59	2012	Director, EL & EL Investments (real estate)

Mary Jane Elmore, 57	2008	Managing Director and General Partner, Institutional
		Venture Partners

Robert A. Fox, 74	1976–1978	Managing General Partner, Fox Investments LP;
Chairman of the Board	1982	corporate director
(Independent and
Non-Executive)

Leonade D. Jones, 64	1993	Retired; former Treasurer, The Washington Post
		Company

William D. Jones, 56	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 75	2003	Business consultant

John G. McDonald, 74	1975–1978	Stanford Investors Professor, Graduate School of
	1988	Business, Stanford University

James J. Postl, 66	2007	Retired; former President and CEO, Pennzoil-Quaker
		State Company (automotive products and services)

Isaac Stein, 65	2004	President, Waverley Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Vanessa C. L. Chang, 59	6	Edison International

Mary Jane Elmore, 57	3	None

Robert A. Fox, 74	9	None
Chairman of the Board
(Independent and
Non-Executive)

Leonade D. Jones, 64	9	None

William D. Jones, 56	7	Sempra Energy

John M. Lillie, 75	3	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 66	3	Cooper Industries; Pulte, Inc.

Isaac Stein, 65	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

“Interested” trustee5
Year first
elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gregory D. Johnson, 48	2003	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company
and President

“Interested” trustee5
Number of
portfolios
in fund
complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Gregory D. Johnson, 48	1	None
Vice Chairman of the Board
and President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Hilda L. Applbaum, 51	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Jeffrey T. Lager, 43	2002	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company7

James R. Mulally, 59	2009	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Paul F. Roye, 58	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;7 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

John H. Smet, 55	2000	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director,
		The Capital Group Companies, Inc.7

Alan N. Berro, 51	2010	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

Patrick F. Quan, 53	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 38	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 38	2009	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

7Company affiliated with Capital Research and Management Company.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2011, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have generally been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-911-0212P

Litho in USA AGD/RRD/8050-S28689

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Isaac Stein, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$71,000
2011	$86,000

b) Audit-Related Fees:
2010	$15,000
2011	$15,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investing activity in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,092,000
2011	$911,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$15,000
2011	$43,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$4,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,556,000 for fiscal year 2010 and $1,605,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio

December 31, 2011

Common stocks — 69.73%	Shares	Value (000)

FINANCIALS — 10.80%
Wells Fargo & Co.	45,386,600	$1,250,855
Berkshire Hathaway Inc., Class A1	8,039	922,515
American Express Co.	16,224,000	765,286
Goldman Sachs Group, Inc.	8,196,700	741,228
ACE Ltd.	4,470,000	313,436
JPMorgan Chase & Co.	6,939,700	230,745
Weyerhaeuser Co.	12,115,242	226,192
Citigroup Inc.	6,500,000	171,015
SunTrust Banks, Inc.	9,500,000	168,150
U.S. Bancorp	5,210,000	140,931
Moody’s Corp.	2,500,000	84,200
Chubb Corp.	1,200,000	83,064
T. Rowe Price Group, Inc.	1,120,000	63,784
Progressive Corp.	3,130,000	61,066
HDFC Bank Ltd. (ADR)	2,200,000	57,816
Allstate Corp.	2,000,000	54,820
		5,335,103

INDUSTRIALS — 9.61%
Union Pacific Corp.	9,210,000	975,707
Boeing Co.	11,675,000	856,361
Lockheed Martin Corp.	7,223,956	584,418
General Electric Co.	25,100,000	449,541
Deere & Co.	5,640,000	436,254
Parker Hannifin Corp.	4,100,000	312,625
Cummins Inc.	2,595,000	228,412
United Technologies Corp.	2,850,000	208,306
Emerson Electric Co.	3,495,000	162,832
European Aeronautic Defence and Space Co. EADS NV	4,500,000	140,653
General Dynamics Corp.	1,865,000	123,855
Northrop Grumman Corp.	1,400,000	81,872
Honeywell International Inc.	1,500,000	81,525
Expeditors International of Washington, Inc.	1,480,000	60,621
CSX Corp.	2,100,000	44,226
		4,747,208

INFORMATION TECHNOLOGY — 9.22%
Apple Inc.1	1,550,000	627,750
Oracle Corp.	24,031,391	616,405
Microsoft Corp.	23,705,700	615,400
Texas Instruments Inc.	17,525,000	510,153
Google Inc., Class A1	645,000	416,605
TE Connectivity Ltd.	10,380,000	319,808
Maxim Integrated Products, Inc.	9,420,000	245,297
ASML Holding NV (New York registered)	4,304,000	179,864
International Business Machines Corp.	950,000	174,686
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	13,000,000	167,830
EMC Corp.1	6,000,000	129,240
Samsung Electronics Co. Ltd.2	140,000	128,843
Paychex, Inc.	3,477,000	104,692
Corning Inc.	8,000,000	103,840
Yahoo! Inc.1	5,906,000	95,264
Analog Devices, Inc.	2,000,000	71,560
Automatic Data Processing, Inc.	950,000	51,310
		4,558,547

ENERGY — 9.09%
Chevron Corp.	13,737,000	1,461,617
Royal Dutch Shell PLC, Class B (ADR)	15,947,360	1,212,159
ConocoPhillips	4,200,000	306,054
Schlumberger Ltd.	3,490,000	238,402
Concho Resources Inc.1	1,935,000	181,406
Baker Hughes Inc.	3,400,000	165,376
Kinder Morgan, Inc.	4,670,000	150,234
Newfield Exploration Co.1	3,500,000	132,055
Occidental Petroleum Corp.	1,200,000	112,440
Apache Corp.	1,195,000	108,243
Transocean Ltd.	2,500,000	95,975
Technip SA	800,000	75,191
Cimarex Energy Co.	1,180,000	73,042
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,825,000	70,201
Suncor Energy Inc.	2,000,000	57,679
TOTAL SA (ADR)	1,050,000	53,665
		4,493,739

CONSUMER DISCRETIONARY — 8.01%
Home Depot, Inc.	23,655,000	994,456
Comcast Corp., Class A	22,435,000	531,934
Amazon.com, Inc.1	2,920,000	505,452
McDonald’s Corp.	3,435,000	344,634
VF Corp.	1,800,000	228,582
Walt Disney Co.	6,000,000	225,000
Time Warner Inc.	5,000,000	180,700
DIRECTV, Class A1	4,045,000	172,964
McGraw-Hill Companies, Inc.	3,000,000	134,910
General Motors Co.1	6,500,000	131,755
Macy’s, Inc.	4,000,000	128,720
Starbucks Corp.	2,500,000	115,025
Las Vegas Sands Corp.1	2,500,000	106,825
NIKE, Inc., Class B	827,221	79,719
Johnson Controls, Inc.	2,445,000	76,431
		3,957,107

CONSUMER STAPLES — 7.40%
Philip Morris International Inc.	14,420,000	1,131,682
Costco Wholesale Corp.	8,757,326	729,660
Procter & Gamble Co.	5,998,000	400,127
Kraft Foods Inc., Class A	10,622,000	396,838
Nestlé SA	5,000,000	287,448
Nestlé SA (ADR)	1,500,000	86,565
PepsiCo, Inc.	3,770,000	250,140
Kellogg Co.	2,700,000	136,539
Coca-Cola Co.	1,290,000	90,261
Unilever NV (New York registered)	2,360,000	81,113
Colgate-Palmolive Co.	700,000	64,673
		3,655,046

HEALTH CARE — 6.86%
Merck & Co., Inc.	23,174,575	873,682
Bristol-Myers Squibb Co.	21,630,000	762,241
UnitedHealth Group Inc.	7,550,000	382,634
Cardinal Health, Inc.	8,115,000	329,550
Pfizer Inc	14,250,000	308,370
Johnson & Johnson	3,895,000	255,434
Baxter International Inc.	4,225,000	209,053
Roche Holding AG	700,000	118,642
Gilead Sciences, Inc.1	2,625,000	107,441
Teva Pharmaceutical Industries Ltd. (ADR)	1,100,000	44,396
		3,391,443

MATERIALS — 4.16%
Dow Chemical Co.	16,980,000	488,345
Potash Corp. of Saskatchewan Inc.	11,181,860	461,587
E.I. du Pont de Nemours and Co.	8,250,000	377,685
Nucor Corp.	4,250,000	168,172
Alcoa Inc.	17,500,000	151,375
Cliffs Natural Resources Inc.	1,800,000	112,230
Monsanto Co.	1,300,000	91,091
Steel Dynamics, Inc.	5,179,668	68,113
Rio Tinto PLC	1,060,000	51,443
Barrick Gold Corp.	1,060,000	47,965
Martin Marietta Materials, Inc.	484,449	36,532
		2,054,538

TELECOMMUNICATION SERVICES — 1.83%
AT&T Inc.	10,420,000	315,101
Verizon Communications Inc.	7,415,000	297,490
American Tower Corp.	4,850,000	291,048
		903,639

UTILITIES — 1.63%
PG&E Corp.	7,660,000	315,745
Exelon Corp.	3,000,000	130,110
Duke Energy Corp.	5,080,000	111,760
GDF SUEZ	4,000,000	109,338
National Grid PLC	8,000,000	77,650
Edison International	1,500,000	62,100
		806,703

MISCELLANEOUS — 1.12%
Other common stocks in initial period of acquisition		552,543

Total common stocks (cost: $27,635,669,000)		34,455,616

	Principal amount	Value
Bonds & notes — 27.68%	(000)	(000)

CORPORATE BONDS & NOTES — 9.35%
FINANCIALS — 3.42%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	$4,445	4,661
Westfield Group 5.75% 20153	16,250	17,289
Westfield Group 5.70% 20163	30,520	32,728
Westfield Group 7.125% 20183	21,280	23,807
WEA Finance LLC 4.625% 20213	25,000	24,574
Goldman Sachs Group, Inc. 3.625% 2016	72,500	70,130
Goldman Sachs Group, Inc. 5.25% 2021	20,000	19,540
Citigroup Inc. 1.307% 20134	35,000	34,359
Citigroup Inc. 4.587% 2015	20,950	21,107
Citigroup Inc. 3.953% 2016	13,050	13,021
Citigroup Inc. 6.125% 2018	5,525	5,887
Citigroup Inc. 8.50% 2019	9,975	11,755
Wells Fargo & Co. 2.625% 2016	15,500	15,512
Wells Fargo & Co. 3.676% 2016	19,000	19,879
Wells Fargo & Co. 4.60% 2021	40,000	43,934
Bank of America Corp., Series L, 3.625% 2016	23,820	21,982
Bank of America Corp. 3.75% 2016	21,955	20,353
Bank of America Corp. 5.75% 2017	13,650	12,912
Bank of America Corp. 5.625% 2020	15,500	14,337
Bank of America Corp. 5.00% 2021	7,750	7,069
Prologis, Inc. 5.50% 2012	15,000	15,070
Prologis, Inc. 5.625% 2015	10,425	11,099
Prologis, Inc. 6.625% 2018	15,500	16,856
Prologis, Inc. 7.375% 2019	19,835	22,436
Morgan Stanley, Series F, 2.875% 2014	18,000	17,250
Morgan Stanley 3.80% 2016	17,000	15,681
Morgan Stanley, Series F, 5.75% 2021	24,000	22,418
Kimco Realty Corp. 6.00% 2012	2,750	2,831
Kimco Realty Corp., Series C, 4.82% 2014	13,000	13,514
Kimco Realty Corp., Series C, 5.783% 2016	14,000	15,159
Kimco Realty Corp. 5.70% 2017	21,180	22,850
Royal Bank of Scotland PLC 3.40% 2013	16,500	16,060
Royal Bank of Scotland PLC 3.95% 2015	16,000	15,018
Royal Bank of Scotland PLC 4.875% 2015	20,000	19,140
Société Générale 1.441% 20143,4	17,500	15,430
Société Générale 5.20% 20213	40,800	34,716
JPMorgan Chase & Co. 2.60% 2016	12,500	12,331
JPMorgan Chase & Co. 4.25% 2020	6,250	6,303
JPMorgan Chase & Co. 4.35% 2021	30,000	30,345
American Express Bank 5.50% 2013	21,300	22,273
American Express Co. 6.15% 2017	22,800	26,113
Barclays Bank PLC 2.50% 2013	8,500	8,466
Barclays Bank PLC 2.375% 2014	20,000	19,587
Barclays Bank PLC 5.125% 2020	18,000	18,514
BNP Paribas 1.291% 20144	17,000	15,688
BNP Paribas 3.60% 2016	19,000	17,842
BNP Paribas 5.00% 2021	12,750	12,289
CNA Financial Corp. 5.85% 2014	25,000	26,364
CNA Financial Corp. 6.50% 2016	16,000	17,327
Hospitality Properties Trust 6.75% 2013	7,215	7,333
Hospitality Properties Trust 6.30% 2016	12,631	13,269
Hospitality Properties Trust 6.70% 2018	21,025	22,301
Monumental Global Funding 5.50% 20133	12,000	12,502
Monumental Global Funding III 0.603% 20143,4	29,000	27,669
ERP Operating LP 5.375% 2016	25,000	27,232
ERP Operating LP 4.75% 2020	12,000	12,467
Simon Property Group, LP 6.75% 2014	8,495	9,361
Simon Property Group, LP 5.875% 2017	15,165	17,344
Simon Property Group, LP 6.125% 2018	8,160	9,378
ACE INA Holdings Inc. 5.875% 2014	20,000	22,078
ACE INA Holdings Inc. 2.60% 2015	12,665	12,906
Standard Chartered PLC 3.85% 20153	12,500	12,592
Standard Chartered PLC 3.20% 20163	21,000	20,574
HBOS PLC 6.75% 20183	41,050	32,946
Boston Properties, Inc. 3.70% 2018	20,000	20,446
Boston Properties, Inc. 5.875% 2019	10,000	11,276
Liberty Mutual Group Inc. 6.50% 20353	10,855	10,597
Liberty Mutual Group Inc. 7.697% 20973	22,180	20,994
Household Finance Corp. 6.375% 2012	13,000	13,374
HSBC Bank PLC 2.00% 20143	17,000	16,754
MetLife Global Funding I 5.125% 20133	12,000	12,541
MetLife Global Funding I 2.50% 20153	16,000	16,109
Berkshire Hathaway Inc. 2.20% 2016	23,000	23,707
QBE Capital Funding II LP 6.797% (undated)3,4	24,470	20,893
Capital One Financial Corp. 3.15% 2016	19,500	19,608
UBS AG 2.25% 2014	18,500	18,013
Bank of New York Mellon Corp., Series G, 2.50% 2016	17,000	17,236
Westpac Banking Corp. 3.00% 2015	17,000	17,102
Credit Suisse Group AG 2.20% 2014	17,000	16,823
Nordea Bank 2.125% 20143	17,000	16,682
Toyota Motor Credit Corp. 1.375% 2013	16,500	16,662
ANZ National (International) Ltd. 3.125% 20153	16,500	16,512
Bank of Tokyo-Mitsubishi, Ltd. 2.45% 20153	16,000	16,296
Principal Life Insurance Co. 5.30% 2013	15,500	16,269
HCP, Inc. 5.375% 2021	15,000	15,748
New York Life Global Funding 5.25% 20123	15,000	15,560
Prudential Holdings, LLC, Series C, 8.695% 20233,5	11,500	14,477
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	13,000	13,733
AXA SA, Series B, junior subordinated 6.379% (undated)3,4	20,680	13,649
Toronto-Dominion Bank 2.375% 2016	12,000	12,228
American International Group, Inc. 4.875% 2016	12,000	11,370
Nationwide Mutual Insurance Co. 5.81% 20243,4	8,150	7,396
Nationwide Financial Services, Inc., junior subordinated 6.75% 20674	3,540	3,080
Lincoln National Corp. 5.65% 2012	10,000	10,203
Santander Issuances, SA Unipersonal 6.50% 20193,4	11,500	10,019
Intesa Sanpaolo SpA 6.50% 20213	11,260	9,253
UDR, Inc. 5.00% 2012	6,000	6,004
Developers Diversified Realty Corp. 7.875% 2020	5,215	5,825
		1,690,197

TELECOMMUNICATION SERVICES — 0.99%
AT&T Inc. 4.95% 2013	16,250	16,941
SBC Communications Inc. 5.10% 2014	15,000	16,534
AT&T Inc. 2.40% 2016	18,000	18,389
SBC Communications Inc. 5.625% 2016	24,300	27,910
BellSouth Capital Funding Corp. 7.875% 2030	51,500	69,362
SBC Communications Inc. 6.45% 2034	40,000	48,186
AT&T Inc. 5.35% 2040	7,000	7,889
Verizon Communications Inc. 5.55% 2014	12,440	13,524
Verizon Communications Inc. 3.00% 2016	34,000	35,647
Verizon Communications Inc. 5.50% 2017	13,975	16,202
Verizon Communications Inc. 6.25% 2037	40,000	49,433
Verizon Communications Inc. 4.75% 2041	100	108
Verizon Communications Inc. 6.00% 2041	7,900	9,813
Telecom Italia Capital SA 5.25% 2015	35,500	32,597
Telecom Italia Capital SA 6.999% 2018	12,000	11,230
Telecom Italia Capital SA 7.175% 2019	9,000	8,443
Telefónica Emisiones, SAU 3.729% 2015	4,175	4,007
Telefónica Emisiones, SAU 3.992% 2016	18,000	17,326
Telefónica Emisiones, SAU 5.134% 2020	11,825	11,122
Deutsche Telekom International Finance BV 4.875% 2014	15,500	16,515
Deutsche Telekom International Finance BV 8.75% 20304	6,161	8,605
Deutsche Telekom International Finance BV 9.25% 2032	4,339	6,459
France Télécom 4.375% 2014	10,000	10,571
France Télécom 4.125% 2021	20,000	20,193
American Tower Corp. 4.625% 2015	10,000	10,433
		487,439

CONSUMER DISCRETIONARY — 0.79%
Time Warner Cable Inc. 6.75% 2018	37,620	44,730
Time Warner Cable Inc. 5.00% 2020	25,000	27,427
Time Warner Cable Inc. 4.00% 2021	15,000	15,200
Comcast Corp. 5.30% 2014	15,000	16,173
Comcast Corp. 6.30% 2017	16,750	19,842
Comcast Corp. 6.45% 2037	15,000	18,213
Comcast Corp. 6.95% 2037	24,250	30,903
Home Depot, Inc. 4.40% 2021	15,000	16,938
Home Depot, Inc. 5.95% 2041	15,000	19,389
Time Warner Inc. 5.875% 2016	14,210	16,423
Time Warner Inc. 6.25% 2041	15,000	18,016
Thomson Reuters Corp. 5.95% 2013	8,140	8,677
Thomson Reuters Corp. 6.50% 2018	20,815	24,966
Volkswagen International Finance NV 1.625% 20133	16,000	16,052
Volkswagen International Finance NV 0.984% 20143,4	17,000	16,670
Nordstrom, Inc. 6.75% 2014	10,000	11,222
Nordstrom, Inc. 4.00% 2021	6,245	6,520
Cox Communications, Inc. 5.45% 2014	15,500	17,220
NBCUniversal Media, LLC 2.875% 2016	16,000	16,332
Walt Disney Co. 0.875% 2014	15,500	15,586
Macy’s Retail Holdings, Inc. 8.125% 20154	10,000	11,556
Seminole Tribe of Florida 5.798% 20133,5	4,910	4,931
		392,986

INDUSTRIALS — 0.76%
General Electric Capital Corp. 1.014% 20144	50,000	48,900
General Electric Capital Corp., Series A, 2.25% 2015	21,500	21,620
General Electric Capital Corp. 2.95% 2016	9,305	9,582
General Electric Corp. 5.25% 2017	17,270	19,853
General Electric Capital Corp., Series A, 6.00% 2019	15,000	17,251
General Electric Capital Corp. 4.65% 2021	15,000	15,680
Burlington Northern Santa Fe LLC 7.00% 2014	31,850	35,707
Burlington Northern Santa Fe LLC 4.10% 2021	7,000	7,565
Union Pacific Corp. 5.75% 2017	4,325	5,124
Union Pacific Corp. 5.70% 2018	29,150	34,602
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20165	8,394	8,368
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20195	7,775	8,047
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	4,167	4,355
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20205	7,429	7,767
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20225	6,537	6,749
Waste Management, Inc. 2.60% 2016	8,890	9,035
Waste Management, Inc. 4.60% 2021	15,000	16,279
Danaher Corp. 2.30% 2016	16,795	17,479
Atlas Copco AB 5.60% 20173	14,000	15,865
American Airlines, Inc., Series 2011-2, Class A, 8.625% 20235	15,000	15,628
Canadian National Railway Co. 4.95% 2014	6,000	6,471
Canadian National Railway Co. 1.45% 2016	8,900	8,863
CSX Corp. 5.75% 2013	7,670	8,077
CSX Corp. 6.25% 2015	5,990	6,850
Volvo Treasury AB 5.95% 20153	9,460	10,057
Norfolk Southern Corp. 5.75% 2016	7,615	8,825
		374,599

ENERGY — 0.76%
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	14,265
Enbridge Energy Partners, LP 4.20% 2021	26,865	28,099
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	16,257
Kinder Morgan Energy Partners LP 6.00% 2017	29,610	33,556
Kinder Morgan Energy Partners, L.P. 5.80% 2021	3,325	3,768
Kinder Morgan Energy Partners LP 4.15% 2022	12,855	13,097
StatoilHydro ASA 2.90% 2014	13,285	13,952
StatoilHydro ASA 1.80% 2016	16,000	16,234
Statoil ASA 3.125% 2017	16,500	17,429
Enterprise Products Operating LLC 5.20% 2020	13,000	14,409
Enterprise Products Operating LLC 4.05% 2022	17,500	17,860
Woodside Finance Ltd. 4.60% 20213	24,975	25,540
Anadarko Petroleum Corp. 5.95% 2016	20,500	23,267
BG Energy Capital PLC 2.50% 20153	7,200	7,333
BG Energy Capital PLC 2.875% 20163	12,325	12,611
Total Capital SA 3.00% 2015	17,000	17,985
Williams Partners L.P. 4.125% 2020	13,500	13,875
Williams Partners L.P. 4.00% 2021	3,010	3,096
Shell International Finance BV 1.875% 2013	16,500	16,814
Cenovus Energy Inc. 4.50% 2014	15,000	16,172
Canadian Natural Resources Ltd. 5.70% 2017	11,925	14,120
Husky Energy Inc. 6.80% 2037	9,375	11,781
Transocean Inc. 6.375% 2021	8,620	9,176
Transocean Inc. 7.35% 2041	1,880	2,092
Enbridge Inc. 5.60% 2017	10,000	11,217
		374,005

CONSUMER STAPLES — 0.74%
Anheuser-Busch InBev NV 3.625% 2015	36,500	38,903
Anheuser-Busch InBev NV 4.125% 2015	16,500	17,805
Anheuser-Busch InBev NV 7.75% 2019	20,000	25,932
Altria Group, Inc. 9.25% 2019	15,000	20,165
Altria Group, Inc. 4.75% 2021	15,000	16,541
Altria Group, Inc. 9.95% 2038	13,500	20,563
PepsiCo, Inc. 3.10% 2015	17,000	18,033
PepsiCo, Inc. 2.50% 2016	15,000	15,624
PepsiCo, Inc. 7.90% 2018	15,000	20,273
Kraft Foods Inc. 6.75% 2014	16,180	17,992
Kraft Foods Inc. 6.50% 2040	20,000	26,065
Wal-Mart Stores, Inc. 2.875% 2015	11,700	12,413
Wal-Mart Stores, Inc. 2.80% 2016	25,000	26,753
Coca-Cola Co. 1.50% 2015	18,970	19,250
Coca-Cola Co. 1.80% 2016	17,500	17,842
British American Tobacco International Finance PLC 9.50% 20183	13,580	18,460
Kroger Co. 3.90% 2015	16,250	17,486
Procter & Gamble Co. 1.45% 2016	13,460	13,636
		363,736

HEALTH CARE — 0.67%
Cardinal Health, Inc. 4.00% 2015	37,100	39,741
Cardinal Health, Inc. 5.80% 2016	17,500	20,080
Cardinal Health, Inc. 4.625% 2020	20,000	21,472
UnitedHealth Group Inc. 6.00% 2017	22,170	26,113
UnitedHealth Group Inc. 6.00% 2018	35,000	41,657
UnitedHealth Group Inc. 4.70% 2021	4,890	5,506
Express Scripts Inc. 3.125% 2016	23,000	23,156
Express Scripts Inc. 6.125% 20413	15,000	16,246
Amgen Inc. 2.50% 2016	27,875	28,248
GlaxoSmithKline Capital Inc. 4.85% 2013	26,200	27,740
Novartis Capital Corp. 2.90% 2015	16,000	16,949
Biogen Idec Inc. 6.00% 2013	13,500	14,200
Gilead Sciences, Inc. 2.40% 2014	4,295	4,376
Gilead Sciences, Inc. 3.05% 2016	3,425	3,510
Gilead Sciences, Inc. 4.40% 2021	4,870	5,164
Coventry Health Care, Inc. 6.30% 2014	11,955	13,017
Medco Health Solutions, Inc. 2.75% 2015	10,095	10,163
DENTSPLY International Inc. 2.75% 2016	9,830	9,937
Abbott Laboratories 2.70% 2015	4,500	4,724
		331,999

MATERIALS — 0.55%
ArcelorMittal 3.75% 2015	34,500	33,014
ArcelorMittal 5.25% 2020	20,000	18,186
ArcelorMittal 7.00% 2039	25,000	23,265
Dow Chemical Co. 7.60% 2014	18,250	20,651
Rohm and Haas Co. 6.00% 2017	17,445	19,864
International Paper Co. 7.40% 2014	23,250	25,829
International Paper Co. 7.30% 2039	8,425	10,265
Rio Tinto Finance (USA) Ltd. 8.95% 2014	9,180	10,743
Rio Tinto Finance (USA) Ltd. 2.25% 2016	15,000	15,298
E.I. du Pont de Nemours and Co. 0.994% 20144	25,000	25,161
Teck Resources Ltd. 4.75% 2022	17,500	18,841
Anglo American Capital PLC 2.15% 20133	14,355	14,387
Ecolab Inc. 3.00% 2016	12,365	12,808
Newcrest Finance Pty Ltd. 4.45% 20213	12,825	12,670
Xstrata Canada Financial Corp. 4.95% 20213	11,520	11,788
		272,770

UTILITIES — 0.42%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	45,500	48,687
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	12,170
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	19,352
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,946
MidAmerican Energy Holdings Co. 5.75% 2018	15,300	17,675
MidAmerican Energy Holdings Co. 5.95% 2037	6,125	7,250
E.ON International Finance BV 5.80% 20183	24,450	27,999
CenterPoint Energy Resources Corp. 4.50% 2021	18,751	19,889
Electricité de France SA 6.95% 20393	12,000	14,145
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	12,052
Iberdrola Finance Ireland 3.80% 20143	11,000	10,991
Niagara Mohawk Power 3.553% 20143	10,000	10,513
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20183,5	3,286	3,646
		207,315

INFORMATION TECHNOLOGY — 0.25%
International Business Machines Corp. 1.95% 2016	52,500	54,102
International Business Machines Corp. 2.00% 2016	17,000	17,457
Cisco Systems, Inc. 0.794% 20144	19,000	18,998
Cisco Systems, Inc. 2.90% 2014	10,000	10,588
KLA-Tencor Corp. 6.90% 2018	19,000	21,933
		123,078

Total corporate bonds & notes		4,618,124

MORTGAGE-BACKED OBLIGATIONS5 — 9.26%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	16,416
Fannie Mae 4.89% 2012	30,000	30,277
Fannie Mae 5.00% 2018	1,078	1,160
Fannie Mae 5.00% 2018	700	753
Fannie Mae 11.00% 2018	199	226
Fannie Mae 5.50% 2019	1,159	1,260
Fannie Mae 5.50% 2020	19,623	21,349
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	3,269	3,355
Fannie Mae 3.50% 2024	1,712	1,792
Fannie Mae 4.00% 2024	56,820	59,966
Fannie Mae 4.00% 2024	25,684	27,104
Fannie Mae 4.00% 2024	16,677	17,599
Fannie Mae 4.00% 2024	13,677	14,434
Fannie Mae 4.00% 2024	5,926	6,253
Fannie Mae 4.00% 2024	3,370	3,556
Fannie Mae 3.50% 2025	52,355	54,815
Fannie Mae 3.50% 2025	46,298	48,473
Fannie Mae 3.50% 2025	30,526	31,960
Fannie Mae 3.50% 2025	24,796	25,963
Fannie Mae 3.50% 2025	20,903	21,885
Fannie Mae 3.50% 2025	12,578	13,169
Fannie Mae 3.50% 2025	5,897	6,174
Fannie Mae 3.50% 2025	1,753	1,836
Fannie Mae 3.50% 2025	934	978
Fannie Mae 3.50% 2025	591	619
Fannie Mae 4.00% 2025	11,225	11,846
Fannie Mae 4.50% 2025	17,533	18,702
Fannie Mae 4.50% 2025	17,395	18,555
Fannie Mae, Series 2001-4, Class NA, 11.512% 20254	107	118
Fannie Mae 3.50% 2026	67,315	70,478
Fannie Mae 3.50% 2026	25,063	26,242
Fannie Mae 3.00% 2027	61,851	63,890
Fannie Mae 4.50% 2027	34,620	36,914
Fannie Mae, Series 2001-20, Class D, 11.027% 20314	46	51
Fannie Mae 5.00% 2033	10,000	10,816
Fannie Mae 5.00% 2033	5,000	5,408
Fannie Mae 5.50% 2033	13,962	15,219
Fannie Mae 5.50% 2033	11,503	12,536
Fannie Mae 5.50% 2033	1,373	1,496
Fannie Mae 5.00% 2034	11,000	11,930
Fannie Mae 5.00% 2034	6,000	6,490
Fannie Mae 5.00% 2035	5,000	5,450
Fannie Mae 5.50% 2035	6,152	6,704
Fannie Mae 5.50% 2035	3,910	4,266
Fannie Mae 6.50% 2035	8,344	9,478
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	4,238	3,908
Fannie Mae 5.00% 2036	10,000	10,813
Fannie Mae 5.00% 2036	5,000	5,406
Fannie Mae 5.50% 2036	1,629	1,775
Fannie Mae 5.50% 2036	1,405	1,531
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	10,322	11,606
Fannie Mae 6.00% 2036	3,546	3,909
Fannie Mae 5.489% 20374	9,364	9,979
Fannie Mae 6.00% 2037	58,380	64,357
Fannie Mae 6.00% 2037	52,817	58,322
Fannie Mae 6.00% 2037	19,422	21,380
Fannie Mae 6.00% 2037	12,380	13,616
Fannie Mae 6.00% 2037	7,953	8,747
Fannie Mae 6.00% 2037	2,035	2,238
Fannie Mae 6.50% 2037	16,807	18,691
Fannie Mae 6.50% 2037	13,408	14,910
Fannie Mae 6.50% 2037	12,743	14,012
Fannie Mae 6.50% 2037	7,610	8,367
Fannie Mae 7.00% 2037	3,163	3,474
Fannie Mae 7.00% 2037	2,741	3,012
Fannie Mae 7.00% 2037	1,299	1,427
Fannie Mae 5.00% 2038	6,000	6,490
Fannie Mae 5.50% 2038	4,465	4,866
Fannie Mae 6.00% 2038	35,106	38,700
Fannie Mae 6.00% 2038	19,668	21,631
Fannie Mae 6.00% 2038	5,664	6,230
Fannie Mae 6.50% 2038	17,221	19,151
Fannie Mae 4.50% 2039	49,666	52,909
Fannie Mae 5.00% 2039	5,000	5,406
Fannie Mae 6.00% 2039	107,692	118,718
Fannie Mae 6.00% 2039	42,521	46,875
Fannie Mae 6.00% 2039	18,000	19,897
Fannie Mae 6.00% 2039	9,693	10,661
Fannie Mae 6.00% 2039	8,784	9,661
Fannie Mae 3.50% 2040	32,929	33,905
Fannie Mae 3.50% 2040	22,318	22,980
Fannie Mae 3.50% 2040	18,496	19,044
Fannie Mae 4.00% 2040	155,274	163,308
Fannie Mae 4.00% 2040	46,521	49,197
Fannie Mae 4.00% 2040	26,081	27,430
Fannie Mae 4.50% 2040	60,200	64,131
Fannie Mae 4.50% 2040	52,157	55,528
Fannie Mae 4.50% 2040	41,193	43,883
Fannie Mae 4.50% 2040	36,344	38,717
Fannie Mae 4.50% 2040	18,845	20,076
Fannie Mae 5.00% 2040	48,895	52,885
Fannie Mae 5.00% 2040	7,000	7,579
Fannie Mae 5.00% 2040	5,424	5,867
Fannie Mae 5.00% 2040	5,000	5,408
Fannie Mae 6.00% 2040	9,488	10,435
Fannie Mae 3.50% 2041	47,559	48,969
Fannie Mae 3.50% 2041	33,493	34,486
Fannie Mae 3.50% 2041	29,034	29,895
Fannie Mae 3.50% 2041	25,075	25,818
Fannie Mae 4.00% 2041	70,944	74,615
Fannie Mae 4.00% 2041	42,755	44,968
Fannie Mae 4.00% 2041	35,935	37,794
Fannie Mae 4.00% 2041	22,584	23,753
Fannie Mae 4.50% 2041	86,355	91,993
Fannie Mae 4.50% 2041	24,611	26,218
Fannie Mae 4.50% 2041	18,373	19,572
Fannie Mae 4.50% 2041	12,396	13,415
Fannie Mae 4.50% 2041	9,719	10,517
Fannie Mae 4.50% 2041	9,517	10,299
Fannie Mae 5.50% 2041	113,000	123,156
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	446	494
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	353	397
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	590	697
Fannie Mae 3.50% 2042	40,000	41,150
Fannie Mae 4.50% 2042	49,000	52,154
Fannie Mae 5.00% 2042	140,000	151,266
Fannie Mae 6.00% 2042	145,000	159,681
Fannie Mae, Series 2002-W1, Class 2A, 7.108% 20424	622	727
Fannie Mae 6.50% 2047	2,909	3,191
Fannie Mae 6.50% 2047	932	1,023
Fannie Mae 6.50% 2047	815	894
Fannie Mae 6.50% 2047	496	544
Fannie Mae 7.00% 2047	1,713	1,882
Fannie Mae 7.00% 2047	1,564	1,718
Fannie Mae 7.00% 2047	1,244	1,366
Fannie Mae 7.00% 2047	1,207	1,326
Fannie Mae 7.00% 2047	810	890
Fannie Mae 7.00% 2047	694	763
Fannie Mae 7.00% 2047	554	609
Fannie Mae 7.00% 2047	270	297
Fannie Mae 7.00% 2047	127	140
Fannie Mae 7.00% 2047	64	70
Freddie Mac 5.00% 2023	15,106	16,198
Freddie Mac 5.00% 2023	10,610	11,384
Freddie Mac 5.00% 2023	8,244	8,841
Freddie Mac 5.00% 2023	3,635	3,897
Freddie Mac 5.00% 2023	3,249	3,484
Freddie Mac 5.00% 2023	2,777	2,978
Freddie Mac 5.50% 2023	6,800	7,345
Freddie Mac 5.00% 2024	20,731	22,275
Freddie Mac 6.00% 2026	6,833	7,537
Freddie Mac 6.00% 2026	5,270	5,813
Freddie Mac 6.00% 2026	4,673	5,154
Freddie Mac 6.50% 2027	2,433	2,714
Freddie Mac 6.50% 2027	757	845
Freddie Mac 6.50% 2027	493	550
Freddie Mac 6.50% 2028	1,417	1,581
Freddie Mac, Series T-041, Class 3-A, 6.925% 20324	2,702	3,013
Freddie Mac, Series 3061, Class PN, 5.50% 2035	9,477	10,433
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	12,351	11,319
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	9,160	8,078
Freddie Mac, Series 3233, Class PA, 6.00% 2036	20,817	23,298
Freddie Mac, Series 3318, Class JT, 5.50% 2037	20,142	22,008
Freddie Mac, Series 3312, Class PA, 5.50% 2037	16,386	17,904
Freddie Mac, Series 3272, Class PA, 6.00% 2037	15,298	16,901
Freddie Mac 6.00% 2038	11,025	12,125
Freddie Mac 6.00% 2038	1,741	1,910
Freddie Mac 6.50% 2038	7,010	7,762
Freddie Mac 4.00% 2041	159,629	167,714
Freddie Mac 4.00% 2041	13,342	14,020
Government National Mortgage Assn. 10.00% 2021	320	379
Government National Mortgage Assn. 6.00% 2038	43,874	49,317
Government National Mortgage Assn. 6.50% 2038	19,568	22,202
Government National Mortgage Assn. 4.00% 2039	5,445	5,852
Government National Mortgage Assn. 4.00% 2039	4,752	5,107
Government National Mortgage Assn. 4.00% 2039	3,608	3,878
Government National Mortgage Assn. 4.00% 2040	23,102	24,906
Government National Mortgage Assn. 4.00% 2040	19,226	20,661
Government National Mortgage Assn. 4.00% 2040	14,424	15,501
Government National Mortgage Assn. 4.00% 2040	9,395	10,096
Government National Mortgage Assn. 4.00% 2040	8,587	9,228
Government National Mortgage Assn. 4.00% 2040	6,358	6,833
Government National Mortgage Assn. 4.00% 2040	5,833	6,288
Government National Mortgage Assn. 4.00% 2040	5,827	6,279
Government National Mortgage Assn. 4.00% 2040	4,767	5,122
Government National Mortgage Assn. 4.00% 2040	2,921	3,139
Government National Mortgage Assn. 4.00% 2040	551	592
Government National Mortgage Assn. 4.00% 2041	56,309	60,513
Government National Mortgage Assn. 4.00% 2041	20,374	21,895
Government National Mortgage Assn. 4.00% 2041	10,945	11,762
Government National Mortgage Assn. 4.00% 2041	1,858	1,997
Government National Mortgage Assn. 4.00% 2041	934	1,004
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	499	499
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.30% 20374	35,912	36,531
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	8,868	8,963
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	3,320	3,336
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	16,603	17,324
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 20454	16,835	18,734
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20463	15,005	15,521
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20463	40,900	42,671
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.74% 20494	20,920	22,729
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20373	18,300	19,107
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20373	20,000	21,502
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20373	32,200	34,440
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	957	1,013
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	670	730
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	983	1,025
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,728	1,941
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	5,333	5,518
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	18,091
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	5,759	5,775
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.795% 20394	14,490	15,202
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20404	18,011	18,620
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.882% 20384	22,761	25,372
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	27,953	30,377
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.225% 20444	9,250	10,267
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	37,965	41,628
Bank of America 5.50% 20123	44,500	45,401
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	40,879
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	32,860	36,358
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.309% 20454	25,000	25,637
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	9,002	9,109
Nationwide Building Society, Series 2007-2, 5.50% 20123	32,500	33,231
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20463	14,568	15,317
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 20463	9,500	10,768
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	495	496
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20454	6,788	7,505
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	2,000	2,222
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.622% (undated)4	13,569	14,611
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	21,627	22,008
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	19,296	20,004
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 20404	20,000	19,029
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20262,3	18,090	18,349
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 2.689% 20354	20,045	17,955
Bank of Montreal 2.85% 20153	17,000	17,639
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	12,951
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	14,592	12,393
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20583,4	6,041	6,187
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 2.929% 20334	4,186	3,724
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	3,621	3,624
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	2,900	2,961
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20444	986	986
		4,573,648

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 8.58%
U.S. Treasury 4.25% 2012	211,600	218,079
U.S. Treasury 1.125% 2013	99,333	100,656
U.S. Treasury 1.375% 2013	138,667	140,904
U.S. Treasury 1.50% 2013	172,500	176,847
U.S. Treasury 1.875% 20136	36,986	38,695
U.S. Treasury 2.75% 2013	291,500	304,804
U.S. Treasury 3.375% 2013	333,500	350,095
U.S. Treasury 4.25% 2013	245,335	261,272
U.S. Treasury 1.875% 2014	146,100	151,475
U.S. Treasury 2.625% 2014	175,000	185,036
U.S. Treasury 1.875% 20156	104,773	115,723
U.S. Treasury 1.50% 2016	180,625	186,839
U.S. Treasury 2.00% 2016	36,000	37,995
U.S. Treasury 4.50% 2016	58,500	67,670
U.S. Treasury 2.125% 20196	73,826	87,850
U.S. Treasury 0.625% 20216	56,262	60,259
U.S. Treasury 6.25% 2023	455,500	652,271
U.S. Treasury 2.375% 20256	60,064	76,519
U.S. Treasury 5.25% 2029	15,000	20,721
U.S. Treasury 4.50% 2036	157,132	205,497
U.S. Treasury 4.375% 2039	28,000	36,305
U.S. Treasury 4.625% 2040	242,470	326,595
U.S. Treasury 4.75% 2041	150,750	207,450
Freddie Mac 1.75% 2015	83,000	85,869
CoBank ACB 7.875% 20183	20,000	23,810
CoBank ACB 1.146% 20223,4	23,425	17,641
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	30,000	30,407
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	27,500	27,743
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	22,000	22,021
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	14,000	14,145
Fannie Mae 6.25% 2029	8,000	11,288
		4,242,481

ASSET-BACKED OBLIGATIONS5 — 0.23%
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	17,000	17,789
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	16,507
Chase Credit Card Owner Trust, Series 2003-4, Class B, 0.928% 20164	14,000	13,990
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	12,000	12,630
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 1.089% 20344	12,797	9,384
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 20143	9,000	9,216
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20334	3,472	3,287
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	4,417	4,282
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	6,465	6,575
Home Equity Asset Trust, Series 2004-2, Class M-1, 1.089% 20344	7,984	5,705
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.585% 20193,4	5,052	4,929
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.894% 20334	92	74
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	4,038	3,687
CWABS, Inc., Series 2004-BC1, Class M-1, 1.044% 20344	3,391	2,637
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.094% 20344	1,050	760
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.194% 20344	1,012	556
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20133	1,282	1,284
		113,292

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.17%
Polish Government 5.25% 2014	2,500	2,593
Polish Government 6.375% 2019	14,350	15,929
Province of Ontario, Series 1, 1.875% 2012	16,750	16,958
Croatian Government 6.75% 20193	17,000	16,174
Australia Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20123	13,000	13,083
Hungarian Government 6.25% 2020	12,250	11,086
France Government Agency-Guaranteed, Société Finance 2.875% 20143	10,460	10,567
		86,390

MUNICIPALS — 0.09%
State of California, Los Angeles Community College District (County of Los Angeles),
General Obligation Build America Bonds, 2008 Election, Taxable Series 2010-E, 6.60% 2042	15,000	19,334
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	15,475	16,517
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	10,232	9,613
		45,464

Total bonds & notes (cost: $12,844,531,000)		13,679,399

	Principal amount	Value
Short-term securities — 3.50%	(000)	(000)

Freddie Mac 0.07%–0.15% due 1/17–8/21/2012	$550,475	$550,414
Fannie Mae 0.025%–0.23% due 1/3–5/21/2012	340,300	340,253
Federal Home Loan Bank 0.07%–0.32% due 2/10–11/21/2012	219,830	219,758
Chariot Funding, LLC 0.18%–0.22% due 1/25–2/28/20123	207,000	206,972
Coca-Cola Co. 0.17%–0.19% due 3/7–5/1/20123	85,000	84,960
Straight-A Funding LLC 0.19% due 1/5–2/17/20123	84,650	84,639
Procter & Gamble Co. 0.17% due 1/4–1/5/20123	60,900	60,900
Private Export Funding Corp. 0.11%–0.17% due 1/23–5/10/20123	60,000	59,930
Federal Farm Credit Banks 0.09%–0.16% due 4/10–11/8/2012	44,000	43,978
Variable Funding Capital Company LLC 0.25% due 1/25/20123	35,000	34,993
U.S. Treasury Bills 0.04%–0.258% due 1/12/2012	19,980	19,980
Medtronic Inc. 0.08% due 2/16/20123	11,300	11,298
Johnson & Johnson 0.04% due 4/3/20123	11,200	11,199

Total short-term securities (cost: $1,729,125,000)		1,729,274

Total investment securities (cost: $42,209,325,000)		49,864,289
Other assets less liabilities		(449,800)

Net assets		$49,414,489

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $147,192,000, which represented .30% of the net assets of the fund. This amount includes $128,843,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,658,852,000, which represented 3.36% of the net assets of the fund.

4Coupon rate may change periodically.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-911-0212O-S29430

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund (the “Fund”) as of December 31, 2011, and for the year then ended and have issued our report thereon dated February 8, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gregory D. Johnson
Gregory D. Johnson, Vice Chairman, President and Principal Executive Officer

Date: February 29, 2012

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: February 29, 2012